


                                                                  Commerce Bancorp, Inc. and Subsidiaries
                                                                        Consolidated Balance Sheets
                                                                                (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                December 31,   September 30,    Linked Quarter  December 31,
                                                               ---------------------------------------------------------------------
               (dollars in thousands)                               2003           2003        Change           2002       % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets
      Cash and due from banks                                     $910,092        $775,696        17 %        $811,434         12 %
      Federal funds sold                                                 0               0         0                 0          0
                                                            ------------------------------------------------------------------------
                       Cash and cash equivalents                   910,092         775,696        17           811,434         12
      Loans held for sale                                           42,769          94,596       (55)           96,920        (56)
      Trading securities                                           170,458         220,433       (23)          326,479        (48)
      Securities available for sale                             10,650,655      10,416,934         2         7,806,779         36
      Securities held to maturity                                2,490,484       2,102,235        18           763,026        226
      Loans:
                     Commercial real estate:
                        Investor developer                       1,167,672       1,087,956         7           885,276         32
                        Residential construction                   142,567         125,652        13           102,080         40
                                                            ------------------------------------------------------------------------
                                                                 1,310,239       1,213,608         8           987,356         33
                     Commercial loans:
                        Term                                     1,027,526         887,687        16           842,869         22
                        Line of credit                             959,158         840,736        14           683,640         40
                        Demand                                       1,077           1,080        (0)              317        240
                                                            ------------------------------------------------------------------------
                                                                 1,987,761       1,729,503        15         1,526,826         30
                     Owner-occupied                              1,619,079       1,535,906         5         1,345,306         20
                                                            ------------------------------------------------------------------------
                                                                 3,606,840       3,265,409        10         2,872,132         26
                     Consumer:
                        Mortgages (1-4 family residential)         918,686         842,321         9           626,652         47
                        Installment                                138,437         140,337        (1)          140,493         (1)
                        Home equity                              1,405,795       1,306,462         8         1,139,589         23
                        Credit lines                                60,579          55,931         8            56,367          7
                                                            ------------------------------------------------------------------------
                                                                 2,523,497       2,345,051         8         1,963,101         29
                                                            ------------------------------------------------------------------------
                           Total loans                           7,440,576       6,824,068         9         5,822,589         28
                                                            ------------------------------------------------------------------------
                     Less allowance for loan losses                112,057         103,592         8            90,733         24
                                                            ------------------------------------------------------------------------
                                                                 7,328,519       6,720,476         9         5,731,856         28
      Bank premises and equipment, net                             811,451         754,253         8           580,818         40
      Other assets                                                 307,752         274,546        12           286,669          7
                                                            ------------------------------------------------------------------------
                                                               $22,712,180     $21,359,169         6 %     $16,403,981         38 %
                                                            ========================================================================

Liabilities

      Deposits:
                     Demand:
                       Noninterest-bearing                      $4,574,714      $4,323,354         6 %      $3,243,091         41 %
                       Interest-bearing                          8,574,297       7,622,949        12         5,635,351         52
                     Savings                                     4,222,282       4,175,377         1         2,861,677         48
                     Time                                        3,330,107       3,433,417        (3)        2,808,722         19
                                                            ------------------------------------------------------------------------
                       Total deposits                           20,701,400      19,555,097         6        14,548,841         42

      Other borrowed money                                         311,510         155,849       100           391,641        (20)
      Other liabilities                                            221,982         213,661         4           345,489        (36)
      Trust Capital Securities - Commerce Capital Trust I                0               0         0                 0          0
      Convertible Trust Capital Securities -
        Commerce Capital Trust II                                  200,000         200,000         0           200,000          0
      Long-term debt                                                     0               0         0                 0          0
                                                            ------------------------------------------------------------------------
                                                                21,434,892      20,124,607         7        15,485,971         38
Stockholders'
Equity
      Common stock                                                  76,869          75,806         1            68,043         13
      Capital in excess of par or stated value                     866,095         824,255         5           538,795         61
      Retained earnings                                            347,365         303,221        15           199,604         74
      Accumulated other comprehensive income                        (3,702)         36,523      (110)          113,614       (103)
                                                            ------------------------------------------------------------------------
                                                                 1,286,627       1,239,805         4           920,056         40

      Less treasury stock, at cost                                   9,339           5,243        78             2,046        356
                                                            ------------------------------------------------------------------------
                       Total stockholders' equity                1,277,288       1,234,562         3           918,010         39
                                                            ------------------------------------------------------------------------
                                                               $22,712,180     $21,359,169         6 %     $16,403,981         38 %
                                                            ========================================================================



                                                                  Commerce Bancorp, Inc. and Subsidiaries
                                                                        Consolidated Balance Sheets
                                                                                (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
(dollars in thousands)                        December 31,            September 30, 2003                    December 31, 2002
                                              --------------------------------------------------------------------------------------
                                                  2003            Actual        $ Change % Change      Actual      $ Change   Change
------------------------------------------------------------------------------------------------------------------------------------

Cash and due from banks                       $    910,092   $    775,696   $    134,396   17 %   $    811,434  $     98,658    12 %
Federal funds sold                                       0              0              0      0              0             0       0
                                             ---------------------------------------------------------------------------------------
               Cash and cash equivalents           910,092        775,696        134,396     17        811,434        98,658      12
Loans held for sale                                 42,769         94,596        (51,827)   (55)        96,920       (54,151)   (56)
Trading securities                                 170,458        220,433        (49,975)   (23)       326,479      (156,021)   (48)
Securities available for sale                   10,650,655     10,416,934        233,721      2      7,806,779     2,843,876      36
Securities held to maturity                      2,490,484      2,102,235        388,249     18        763,026     1,727,458     226

Loans                                            7,440,576      6,824,068        616,508      9      5,822,589     1,617,987      28
               Less allowance for loan losses      112,057        103,592          8,465      8         90,733        21,324      24
                                             ---------------------------------------------------------------------------------------
                                                 7,328,519      6,720,476        608,043      9      5,731,856     1,596,663      28
                  Reserve %                                                                               1.51%         1.52%  1.56%
Bank premises and equipment, net                   811,451        754,253         57,198      8        580,818       230,633      40
Other assets                                       307,752        274,546         33,206     12        286,669        21,083       7
                                             ---------------------------------------------------------------------------------------
                                              $ 22,712,180   $ 21,359,169   $  1,353,011    6 %   $ 16,403,981  $  6,308,199    38 %
                                             =======================================================================================

Deposits:
               Demand:
                 Noninterest-bearing          $  4,574,714   $  4,323,354   $    251,360    6 %   $  3,243,091  $  1,331,623    41 %
                 Interest-bearing                8,574,297      7,622,949        951,348     12      5,635,351     2,938,946      52
               Savings                           4,222,282      4,175,377         46,905      1      2,861,677     1,360,605      48
               Time                              3,330,107      3,433,417       (103,310)    (3)     2,808,722       521,385      19
                                             ---------------------------------------------------------------------------------------
                 Total deposits                 20,701,400     19,555,097      1,146,303      6     14,548,841     6,152,559      42

               Core deposits                    19,778,922     18,595,755      1,183,167      6     13,834,293     5,944,629      43

Total other liabilities                            733,492        569,510        163,982     29        937,130      (203,638)   (22)
                                             ---------------------------------------------------------------------------------------
                                                21,434,892     20,124,607      1,310,285      7     15,485,971     5,948,921      38

                                                 1,277,288      1,234,562         42,726      3        918,010       359,278      39
                                             ---------------------------------------------------------------------------------------

                                              $ 22,712,180   $ 21,359,169   $  1,353,011    6 %   $ 16,403,981  $  6,308,199    38 %
                                             =======================================================================================





                                                 Commerce Bancorp, Inc. and Subsidiaries
                                                       Consolidated Balance Sheets
                                                               (unaudited)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      December 31,
                                                                                         ----------------------------------------
                 (dollars in thousands)                                                        2003                   2002
---------------------------------------------------------------------------------------------------------------------------------

Assets           Cash and due from banks                                                          $910,092              $811,434
                 Federal funds sold                                                                      0                     0
                                                                                         ----------------------------------------
                                    Cash and cash equivalents                                      910,092               811,434
                 Loans held for sale                                                                42,769                96,920
                 Trading securities                                                                170,458               326,479
                 Securities available for sale                                                  10,650,655             7,806,779
                 Securities held to maturity                                                     2,490,484               763,026
                                     (market value 2003-$2,467,192; 2002-$791,889)
                 Loans                                                                           7,440,576             5,822,589
                                  Less allowance for loan losses                                   112,057                90,733
                                                                                         ----------------------------------------
                                                                                                 7,328,519             5,731,856
                 Bank premises and equipment, net                                                  811,451               580,818
                 Other assets                                                                      307,752               286,669
                                                                                         ----------------------------------------
                                                                                               $22,712,180           $16,403,981
                                                                                         ========================================

Liabilities      Deposits:
                                  Demand:
                                    Noninterest-bearing                                         $4,574,714            $3,243,091
                                    Interest-bearing                                             8,574,297             5,635,351
                                  Savings                                                        4,222,282             2,861,677
                                  Time                                                           3,330,107             2,808,722
                                                                                         ----------------------------------------
                                    Total deposits                                              20,701,400            14,548,841

                 Other borrowed money                                                              311,510               391,641
                 Other liabilities                                                                 221,982               345,489
                 Convertible Trust Capital Securities - Commerce Capital Trust II                  200,000               200,000
                                                                                         ----------------------------------------
                                                                                                21,434,892            15,485,971

Stockholders'    Common stock, 76,869,415 shares issued (68,043,171 shares in 2002)                 76,869                68,043
Equity           Capital in excess of par or stated value                                          866,095               538,795
                 Retained earnings                                                                 347,365               199,604
                 Accumulated other comprehensive income                                             (3,702)              113,614
                                                                                         ----------------------------------------
                                                                                                 1,286,627               920,056

                 Less treasury stock, at cost, 363,076 shares (209,794 shares in 2002)               9,339                 2,046
                                                                                         ----------------------------------------
                                    Total stockholders' equity                                   1,277,288               918,010
                                                                                         ----------------------------------------

                                                                                               $22,712,180           $16,403,981
                                                                                         ========================================





                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Three Months Ended                        Twelve Months Ended
                                                                     December 31,                              December 31,
                                                       -----------------------------------------     -------------------------------
(dollars in thousands, except per share amounts)         2003         2002       % Change              2003       2002      % Change
------------------------------------------------------------------------------------------------------------------------------------

Interest         Interest and fees on loans             $103,803      $93,690      11 %               $391,361   $354,315      10 %
income           Interest on investments                 152,272      108,153      41                  524,015    400,191      31
                 Other interest                               50          181     (72)                     255        865     (71)
                                                       -------------------------------------     -----------------------------------
                      Total interest income              256,125      202,024      27                  915,631    755,371      21
                                                       -------------------------------------     -----------------------------------

Interest         Interest on deposits:
expense             Demand                                14,263       13,294       7                   50,711     55,413      (8)
                    Savings                                7,597        7,109       7                   27,596     30,232      (9)
                    Time                                  15,200       18,374     (17)                  66,115     81,567     (19)
                                                       -------------------------------------     -----------------------------------
                      Total interest on deposits          37,060       38,777      (4)                 144,422    167,212     (14)
                 Interest on other borrowed money            921          728      27                    3,263      1,839      77
                 Interest on long-term debt                3,020        3,023      (0)                  12,080     13,565     (11)
                                                       -------------------------------------     -----------------------------------
                      Total interest expense              41,001       42,528      (4)                 159,765    182,616     (13)
                                                       -------------------------------------     -----------------------------------

                 Net interest income                     215,124      159,496      35                  755,866    572,755      32
                 Provision for loan losses                10,800        8,000      35                   31,850     33,150      (4)
                                                       -------------------------------------     -----------------------------------
                 Net interest income after provision
                   for loan losses                       204,324      151,496      35                  724,016    539,605      34

Noninterest      Deposit charges and service fees         45,556       36,604      24                  160,678    131,033      23
income           Other operating income                   41,240       33,611      23                  167,949    126,433      33
                 Net investment securities gains           1,088            0       0                    3,851          0       0
                                                       -------------------------------------     -----------------------------------
                      Total noninterest income            87,884       70,215      25                  332,478    257,466      29
                                                       -------------------------------------     -----------------------------------

                      Total Revenues                     303,008      229,711      32                1,088,344    830,221      31

Noninterest      Salaries and benefits                    93,802       78,446      20                  354,954    276,933      28
expense          Occupancy                                27,983       16,102      74                   95,926     56,498      70
                 Furniture and equipment                  25,610       18,995      35                   89,162     66,700      34
                 Office                                   10,865        8,643      26                   39,190     31,186      26
                 Marketing                                10,189        4,910     108                   34,075     23,733      44
                 Other                                    37,832       33,783      12                  150,085    124,118      21
                                                       -------------------------------------     -----------------------------------
                      Total noninterest expenses         206,281      160,879      28                  763,392    579,168      32
                                                       -------------------------------------     -----------------------------------

                 Income before income taxes               85,927       60,832      41                  293,102    217,903      35
                 Provision for federal and state
                     income taxes                         29,321       20,258      45                   98,815     73,088      35
                                                       -------------------------------------     -----------------------------------
                 Net income                              $56,606      $40,574      40 %               $194,287   $144,815      34 %
                                                       =====================================     ===================================

                 Net income per common and
                    common equivalent share:
                    Basic                                  $0.75        $0.60      25 %                  $2.73      $2.16      26 %
                                                       -------------------------------------     -----------------------------------
                    Diluted                                $0.71        $0.57      25                    $2.61      $2.04      28
                                                       -------------------------------------     -----------------------------------
                 Average common and common equivalent
                        shares outstanding:
                    Basic                                 75,958       67,548      12                   71,084     66,795       6
                                                       -------------------------------------     -----------------------------------
                    Diluted                               79,997       71,505      12                   74,462     70,903       5
                                                       -------------------------------------     -----------------------------------
                 Cash dividends, common stock              $0.16        $0.15       7 %                  $0.66      $0.60      10 %
                                                       =====================================     ===================================




                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                    December 31,                 September 30,                    December 31,
                                                    --------------------------------------------------------------------------------
                                                         2003               2003             % Change          2002       % Change
------------------------------------------------------------------------------------------------------------------------------------
Interest     Interest and fees on loans                   $103,803           $98,889            5 %          $93,690          11 %
income       Interest on investments                       152,272           134,984           13            108,153          41
             Other interest                                     50                28           79                181         (72)
                                                    --------------------------------------------------    --------------------------
                  Total interest income                    256,125           233,901           10            202,024          27
                                                    --------------------------------------------------    --------------------------

Interest     Interest on deposits:
expense         Demand                                      14,263            12,090           18             13,294           7
                Savings                                      7,597             6,890           10              7,109           7
                Time                                        15,200            16,682           (9)            18,374         (17)
                                                    --------------------------------------------------    --------------------------
                  Total interest on deposits                37,060            35,662            4             38,777          (4)
             Interest on other borrowed money                  921             1,110          (17)               728          27
             Interest on long-term debt                      3,020             3,020            0              3,023          (0)
                                                    --------------------------------------------------    --------------------------
                  Total interest expense                    41,001            39,792            3             42,528          (4)
                                                    --------------------------------------------------    --------------------------

             Net interest income                           215,124           194,109           11            159,496          35
             Provision for loan losses                      10,800             7,250           49              8,000          35
                                                    --------------------------------------------------    --------------------------
             Net interest income after provision
                  for loan losses                          204,324           186,859            9            151,496          35

Noninterest  Deposit charges and service fees               45,556            41,484           10             36,604          24
income       Other operating income                         41,240            41,992           (2)            33,611          23
             Net investment securities gains                 1,088             1,682          (35)                 0           0
                                                    --------------------------------------------------    --------------------------
                  Total noninterest income                  87,884            85,158            3             70,215          25
                                                    --------------------------------------------------    --------------------------

                  Total Revenues                           303,008           279,267            9            229,711          32

Noninterest  Salaries and benefits                          93,802            92,732            1             78,446          20
expense      Occupancy                                      27,983            24,760           13             16,102          74
             Furniture and equipment                        25,610            21,770           18             18,995          35
             Office                                         10,865             9,906           10              8,643          26
             Marketing                                      10,189             9,412            8              4,910         108
             Other                                          37,832            38,732           (2)            33,783          12
                                                    --------------------------------------------------    --------------------------
                  Total noninterest expenses               206,281           197,312            5            160,879          28
                                                    --------------------------------------------------    --------------------------

             Income before income taxes                     85,927            74,705           15             60,832          41
             Provision for federal and state
                income taxes                                29,321            25,231           16             20,258          45
                                                    --------------------------------------------------    --------------------------
             Net income                                    $56,606           $49,474           14 %          $40,574          40 %
                                                    ==================================================    ==========================

             Net income per common and
                   common equivalent share:
                Basic                                        $0.75             $0.70            7 %            $0.60          25 %
                                                    --------------------------------------------------    --------------------------
                Diluted                                      $0.71             $0.67            6              $0.57          25
                                                    --------------------------------------------------    --------------------------
             Average common and common
                equivalent shares outstanding:
                Basic                                       75,958            70,787            7             67,548          12
                                                    --------------------------------------------------    --------------------------
                Diluted                                     79,997            73,926            8             71,505          12
                                                    --------------------------------------------------    --------------------------
             Cash dividends, common stock                    $0.16             $0.17           (3)%            $0.15           7 %
                                                    ==================================================    ==========================

             Return on average assets                         1.02 %            0.96 %                          1.03 %
             Return on average equity                        18.46             21.17                           18.32



                                               Commerce Bancorp, Inc. and Subsidiaries
                                                Selected Consolidated Financial Data
                                                             (unaudited)


                                                   Three Months Ended                               Twelve Months Ended
                                                      December 31,                                       December 31,
                                            -----------------------------------------     --------------------------------------
                                                                               %                                          %
                                              2003                 2002      Change           2003          2002        Change
                                             -------             -------     -------        -------       -------      -------
                                                (dollars and shares in thousands)             (dollars and shares in thousands)

Net interest income                         $215,124             $159,496        35 %       $755,866      $572,755        32 %
Provision for loan losses                     10,800                8,000        35           31,850        33,150        (4)
Noninterest income                            87,884               70,215        25          332,478       257,466        29
Total revenues                               303,008              229,711   +    32        1,088,344       830,221   +    31
                                             --------                       --------       ---------                 --------
Noninterest expense                          206,281              160,879        28          763,392       579,168        32
Net income                                    56,606               40,574   +    40          194,287       144,815   +    34
                                             --------                       --------       ---------                 --------



Net income - Basic                             $0.75                $0.60        25 %          $2.73         $2.16        26 %
Net income - Diluted                            0.71                 0.57   +    25             2.61          2.04   +    28
                                             --------                       --------       ---------                 --------

Book value - Basic                                                                            $16.70        $13.53        23 %
Book value - Diluted                                                                           15.99         12.76   +    25
                                                                                           ---------                 --------

Revenue per share - Diluted                   $15.15               $12.85   +    18 %         $14.62        $11.71   +    25 %
                                             --------                       --------       ---------                 --------

Weighted Average Shares Outstanding:
   Basic                                      75,958               67,548                     71,084        66,795
   Diluted                                    79,997               71,505                     74,462        70,903



Total assets                                                                             $22,712,180   $16,403,981   +    38 %
Loans (net)                                                                                7,328,519     5,731,856        28
Allowance for loan losses                                                                    112,057        90,733        24
Securities available for sale                                                             10,650,655     7,806,779        36
Securities held to maturity                                                                2,490,484       763,026       226
Total deposits                                                                            20,701,400    14,548,841        42
                                                                                          ----------    ----------
Core deposits                                                                             19,778,922    13,834,293        43
                                                                                          ----------    ----------
Convertible Trust Capital Securities
        - Commerce Capital Trust II                                                          200,000       200,000         -
Stockholders' equity                                                                       1,277,288       918,010   +    39
                                                                                                                     --------



Stockholders' equity to total assets                                                            5.62 %        5.60 %
                                                                                            ----------
Risk-based capital ratios:
   Tier I                                                                                      12.78         11.47
   Total capital                                                                               13.75         12.51

Leverage ratio                                                                                  6.61          6.37



Cost of funds                                   0.80 %               1.19 %                     0.90 %        1.46 %
Net interest margin                             4.27                 4.55                       4.36          4.69
Return on average assets                        1.02                 1.03                       0.99          1.05
Return on average total stockholders'
         equity                                18.46                18.32                      18.81         18.50





The following summary presents information regarding non-performing loans and assets as of December 31, 2003 and the preceding four quarters (dollar amounts in thousands).

                                            December 31,         September 30,    June 30,      March 31,           December 31,
                                                2003                 2003           2003          2003                  2002
                                            ----------------  ---------------  -------------  ------------  --------------------
Non-accrual loans:
    Commercial                                       $6,867           $7,295         $7,049        $4,874                $5,412
    Consumer                                          9,242            8,295          9,517         9,860                 6,326
    Real estate:
       Construction                                     138                -              -             -                   131
       Mortgage                                       5,494            7,502          5,970         4,249                 2,299
                                            ----------------  ---------------  -------------  ------------  --------------------
          Total non-accrual loans                    21,741           23,092         22,536        18,983                14,168
                                            ----------------  ---------------  -------------  ------------  --------------------

Restructured loans:
    Commercial                                            1                2              3             4                     5
    Consumer                                              -                -              -             -
    Real estate:
       Construction                                       -                -              -             -
       Mortgage                                           -                -              -             -
                                            ----------------  ---------------  -------------  ------------  --------------------
          Total restructured loans                        1                2              3             4                     5
                                            ----------------  ---------------  -------------  ------------  --------------------

    Total non-performing loans                       21,742           23,094         22,539        18,987                14,173
                                            ----------------  ---------------  -------------  ------------  --------------------

Other real estate                                     1,831            1,670          1,540         3,553                 3,589
                                            ----------------  ---------------  -------------  ------------  --------------------

Total non-performing assets                          23,573           24,764         24,079        22,540                17,762
                                            ----------------  ---------------  -------------  ------------  --------------------

Loans past due 90 days or more
    and still accruing                                  538              649            434           376                   620
                                            ----------------  ---------------  -------------  ------------  --------------------

Total non-performing assets and
    loans past due 90 days or more                  $24,111          $25,413        $24,513       $22,916               $18,382
                                            ================  ===============  =============  ============  ====================

Total non-performing loans as a
    percentage of total period-end
    loans                                             0.29%            0.34%          0.35%         0.32%                 0.24%

Total non-performing assets as a
    percentage of total period-end assets             0.10%            0.12%          0.12%         0.13%                 0.11%
                                            ---------------
Total non-performing assets and loans
    past due 90 days or more as a
    percentage of total period-end assets             0.11%            0.12%          0.12%         0.13%                 0.11%

Allowance for loan losses as a
    percentage of total non-performing
    loans                                              515%             449%           441%          499%                  640%

Allowance for loan losses as a percentage
    of total period-end loans                         1.51%            1.52%          1.56%         1.58%                 1.56%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of stockholders' equity and
    allowance for loan losses                            2%               2%             2%            2%                    2%





The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)


                                                   Three Months Ended                            Twelve Months Ended
                                          -------------------------------------         --------------------------------------
                                             12/31/03              12/31/02                12/31/03               12/31/02
                                          ---------------        --------------         ----------------        --------------
Balance at beginning of period                  $103,592               $85,479                  $90,733               $66,981
Provisions charged to operating expenses          10,800                 8,000                   31,850                33,150
                                          ---------------        --------------         ----------------        --------------
                                                 114,392                93,479                  122,583               100,131

Recoveries on loans charged-off:
    Commercial                                       213                   358                      669                   815
    Consumer                                          68                    58                      584                   339
    Commercial real estate                            11                   153                       11                   176
                                          ---------------        --------------         ----------------        --------------
Total recoveries                                     292                   569                    1,264                 1,330

Loans charged-off:
    Commercial                                      (928)               (2,194)                  (5,601)               (7,181)
    Consumer                                      (1,511)               (1,121)                  (5,950)               (3,514)
    Commercial real estate                          (188)                    -                     (239)                  (33)
                                          ---------------        --------------         ----------------        --------------
Total charge-offs                                 (2,627)               (3,315)                 (11,790)              (10,728)
                                          ---------------        --------------         ----------------        --------------
Net charge-offs                                   (2,335)               (2,746)                 (10,526)               (9,398)
                                          ---------------        --------------         ----------------        --------------

Balance at end of period                        $112,057               $90,733                 $112,057               $90,733
                                          ===============        ==============         ================        ==============



Net charge-offs as a percentage of
average loans outstanding                           0.13  %               0.19  %                  0.16  %               0.18  %


Net Reserve Additions                             $8,465                $5,254                  $21,324               $23,752




                          Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                             (unaudited)


                              ----------------------------------------------------------------------------------------------------

                                       December 2003                      September 2003                    December 2002
                              --------------------------------    ------------------------------    ------------------------------
                               Average                 Average     Average               Average     Average               Average
                               Balance      Interest     Rate      Balance      Interest   Rate      Balance      Interest  Rate
                              --------------------------------    ------------------------------    ------------------------------
(dollars in thousands)
Earning Assets
------------------------------
Investment securities
  Taxable                    $12,743,163     $148,537    4.62 %  $11,605,502   $131,158    4.48 %   $8,033,417   $104,326    5.15 %
  Tax-exempt                     242,901        3,829    6.25        229,566      3,771    6.52        113,895      1,820    6.34
  Trading                        190,658        1,917    3.99        155,541      2,115    5.40        272,107      4,068    5.93
                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
Total investment securities   13,176,722      154,283    4.65     11,990,609    137,044    4.53      8,419,419    110,214    5.19
Federal funds sold                20,435           50    0.97         10,641         28    1.04         51,988        181    1.38
Loans
  Commercial mortgages         2,655,510       41,172    6.15      2,520,594     39,189    6.17      2,241,044     37,009    6.55
  Commercial                   1,760,615       23,285    5.25      1,612,069     21,968    5.41      1,338,892     19,816    5.87
  Consumer                     2,444,764       35,773    5.81      2,262,426     34,309    6.02      1,963,307     33,928    6.86
  Tax-exempt                     283,291        5,497    7.70        271,436      5,266    7.70        195,972      4,517    9.14
                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
Total loans                    7,144,180      105,727    5.87      6,666,525    100,732    5.99      5,739,215     95,270    6.59

                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
Total earning assets         $20,341,337     $260,060    5.07 %  $18,667,775   $237,804    5.06 %  $14,210,622   $205,665    5.74 %
                             ===========                         ===========                       ===========

Sources of Funds
------------------------------
Interest-bearing liabilities
  Regular savings             $4,251,627       $7,597    0.71 %   $3,938,114     $6,889    0.69 %   $2,809,817     $7,110    1.00 %
  Interest checking accounts     546,350          937    0.68        484,279        874    0.72        393,844        919    0.93
  Money market plus            7,684,235       13,326    0.69      6,808,745     11,216    0.65      5,048,365     12,375    0.97
  Time deposits                2,403,680       12,049    1.99      2,470,306     13,849    2.22      2,054,038     14,376    2.78
  Public funds                   923,561        3,151    1.35        813,271      2,834    1.38        842,374      3,998    1.88
                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
     Total deposits           15,809,453       37,060    0.93     14,514,715     35,662    0.97     11,148,438     38,778    1.38

  Other borrowed money           411,079          921    0.89        727,128      1,111    0.61        201,547        729    1.44
  Long-term debt                 200,000        3,020    5.99        200,000      3,020    5.99        200,000      3,022    5.99
                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
Total deposits and interest-
     bearing liabilities      16,420,532       41,001    0.99     15,441,843     39,793    1.02     11,549,985     42,529    1.46

Noninterest-bearing
     funds (net)               3,920,805                           3,225,932                         2,660,637
                             -----------   ----------   -----    -----------   --------   -----    -----------   --------  ------
Total sources to fund
     earning assets          $20,341,337       41,001    0.80    $18,667,775     39,793    0.85    $14,210,622    42,529    1.19
                             ===========   ----------   -----    ===========   --------   -----    ===========   --------  ------

Net interest income and
     margin tax-equivalent
     basis                                   $219,059    4.27 %                 $198,011   4.21 %                 $163,136   4.55 %
                                           ==========   =====                   ========   =====                  ========  ======

Other Balances
------------------------------
Cash and due from banks         $905,464                            $971,495                          $788,271
Other assets                   1,101,329                           1,180,451                           831,250
Total assets                  22,241,356                          20,717,697                        15,741,365
Total deposits                20,171,403                          18,611,894                        14,170,281
                             -----------                         -----------                       -----------
Demand deposits
 (noninterest-bearing)         4,361,950                           4,097,179                         3,021,843
Other liabilities                232,037                             243,799                           283,708
Stockholders' equity           1,226,837                             934,876                           885,829
Allowance for loan losses        106,774                             102,024                            88,778



Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%. -Non-accrual loans have been included in the average loan balance. -Consumer loans include mortgage loans held for sale.

Exhibit 99.22

                                        Commerce Bancorp, Inc. and Subsidiaries
                                       Detail of Selected Balance Sheet Accounts
                                                      (unaudited)


---------------------------------------------------------------------------------------------------------------------
      (dollars in thousands)                             December 31,           September 30,          December 31,
                                                        -------------------------------------------------------------
                                                             2003                    2003                  2002
---------------------------------------------------------------------------------------------------------------------
Bank Premises and Equipment

      Land                                                   $ 180,324               $ 175,890             $ 123,880
      Buildings                                                323,810                 324,107               247,508
      Leasehold Improvements                                   128,261                  71,065                43,130
      Furniture, Fixtures & Equipment                          335,580                 318,266               265,712
      Capital Leases                                               124                     124                   124
                                                        -------------------------------------------------------------

                                                               968,098                 889,452               680,354

      Less: Accumulated Depreciation                          (243,809)               (231,034)             (181,165)
                                                        -------------------------------------------------------------

                                                               724,288                 658,418               499,189

      Premises and Equipment In Progress                        87,162                  95,835                81,629

                                                        -------------------------------------------------------------

      Total Bank premises and equipment, net                 $ 811,451               $ 754,253             $ 580,818
                                                        =============================================================




Other Assets

      Goodwill & Intangible Assets                             $ 9,859                $ 10,007               $ 8,570
      Other Real Estate                                          1,831                   1,670                 3,589
      Overdrafts                                                20,247                  24,851                25,994
      Accrued Interest                                          89,316                  96,333                67,758
      Prepaid Expenses                                          21,493                  21,888                11,500
      Other Investments                                         29,768                  24,178                19,037
      HBCU - Black College Program                                   -                       -                75,196
      Receivable for Unsettled Trades                                -                       -                     -
      Operating Leased Equipment                                23,117                  18,140                12,826
      Bankers Acceptances Sold                                  13,691                   9,380                     -
      Trust Preferred Issuance Costs                             5,083                   5,128                 5,263
      Bank Owned Life Insurance - Acquired                       5,305                   5,255                 5,083
      Accounts Receivable - Commerce Insurance                  34,178                  27,041                22,872
      Other Assets - Commerce Capital Markets                   21,373                  17,190                 6,301
      Other Miscellaneous Assets                                32,491                  13,485                22,680

                                                        -------------------------------------------------------------
      Total Other Assets                                     $ 307,752               $ 274,546             $ 286,669
                                                        =============================================================
